UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 16, 2007


                              DHB INDUSTRIES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


        DELAWARE                    001-13112                   11-3129361
________________________     ________________________     ______________________
(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                          Identification Number)


2102 SW 2ND STREET, POMPANO BEACH, FLORIDA                              33069
__________________________________________                            __________
  (Address of principal executive office)                             (Zip Code)


                                 (954) 630-0900
              ____________________________________________________
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
                 ______________________________________________
                 (Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER EVENTS.

         The Company issued a press release on January 16, 2007 to announce new contract orders with the US Army and to provide updates on 2006 cash receipts.



ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      EXHIBITS

         99.1     Press Release of the Company, dated January 16, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   DHB INDUSTRIES, INC.



                                   By: /s/ THOMAS CANFIELD
                                       ____________________________________
                                           Thomas Canfield, General Counsel
                                           & Secretary

Dated:  January 23, 2007

                                  EXHIBIT INDEX


                  99.1      Press Release, January 16, 2007.